UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2005

PERRY ELLIS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-21764	59-1162998
(Commission File Number)	(IRS Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of Principal Executive Offices)	(Zip Code)

(305) 592-2830

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

The disclosure set forth below under Item 2.01 of this Current Report on Form 8-K (this “Report”) is hereby incorporated herein by reference in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 26, 2005, Perry Ellis International, Inc. (“Perry Ellis”) consummated the acquisition of certain domestic operating assets of Tropical Sportswear Int’l Corporation (“Tropical”), as well as the outstanding capital stock of Tropical’s U.K. subsidiary, pursuant to Section 363 of the U.S. Bankruptcy Code, for $88.5 million in cash (the “Acquisition”). Perry Ellis also assumed certain operating liabilities associated with the purchased assets. The purchase price is subject to adjustment based on a closing date valuation of Tropical’s domestic accounts receivable and inventory that is expected to be completed in approximately 30-45 days.

Other than in respect of the Acquisition, no material relationship existed between Tropical and Perry Ellis or any of its affiliates, or any director or officer of Perry Ellis, or any associate of such director or officer.

Perry Ellis funded the Acquisition and its anticipated working capital needs by entering into Amendment No. 7 (“Amendment No. 7”) to the Loan and Security Agreement, dated February 26, 2005, by and among Perry Ellis, certain of its direct and indirect subsidiaries and Wachovia Bank, as agent for a syndicate of lenders (the “Senior Credit Facility”). Amendment No. 7 increased the Senior Credit Facility to $175 million from $110 million and amends a few of the business terms and covenants of the Senior Credit Facility.

A copy of the press release announcing completion of the Acquisition and Amendment No. 7 are filed herewith as exhibits, each of which is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial Statements are not included in this Report, but will be filed by amendment not later than 71 days from the date this Report is due, in accordance with Item 9 of Form 8-K.

(b)	Pro Forma Financial Information

Financial Statements are not included in this Report, but will be filed by amendment not later than 71 days from the date this Report is due, in accordance with Item 9 of Form 8-K.

(c)	Exhibits.

Exhibit No.	Description
10.65	Amendment No. 7 to Senior Credit Facility

99.1	Press Release of Perry Ellis International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: February 28, 2005	By:	/s/ Rosemary B. Trudeau
Rosemary B. Trudeau
VP Finance

EXHIBIT INDEX

Exhibit No.	Description
10.65	Amendment No. 7 to Senior Credit Facility

99.1	Press Release of Perry Ellis International, Inc.